                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant                       X
                                             ---

Filed by a Party other than the Registrant
                                             ---

Check the appropriate box:

         Preliminary Proxy Statement
 ---

  X      Definitive Proxy Statement
 ---

         Definitive Additional Materials
 ---

         Soliciting Material Pursuant to Section 240.14a-11 (c) or
         Section 240.14a- 12
 ---

         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ---

                             VENDINGDATA CORPORATION
                             -----------------------
                (Name of Registrant as Specified In Its Charter)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X      No fee required.
 ---
         Fee computed on table below per Exchange Act Rules
         14a-6(i)(1) and 0-11.
 ---

         (1) Title of each class of securities to which transaction applies:

             ------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

             ------------------------------------------------------------------

         (5) Total fee paid:

             ------------------------------------------------------------------

         Fee paid previously with preliminary materials.
 ---
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 ---

         (1) Amount Previously Paid:

             ------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

             ------------------------------------------------------------------

         (3) Filing Party:

             ------------------------------------------------------------------

         (4) Date Filed:

             ------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 21, 2001

To the Stockholders of VendingData Corporation:

         The Annual Meeting of the Stockholders (the "Annual Meeting") of VendingData Corporation a Nevada corporation (formerly Casinovations Incorporated and CVI Technology, Inc.) (the "Company"), will be held at the principal offices of the Company at 6830 Spencer Street, Las Vegas, Nevada 89119, on Friday, December 21, 2001 at 10:00 a.m. local time, for the following purposes:

         (1) To elect Steven J. Blad and Ronald O. Keil as directors of the Company for a term of one year; and

         (2) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         Only stockholders of record at the close of business on November 20, 2001, are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed.

         Stockholders are cordially invited to attend the Annual Meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.


                                            By order of the Board of Directors,

                                            /s/ Stacie L. Brown
                                            -----------------------------------
                                            Stacie L. Brown
                                            Secretary

Dated: November 30, 2001

                             VENDINGDATA CORPORATION
                                 PROXY STATEMENT

                                TABLE OF CONTENTS
                                                                                PAGE
                                                                                ----

VOTING SECURITIES ...............................................................3

ELECTION OF DIRECTORS............................................................5

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS.............6
          Directors..............................................................6
          Non-Director Executive Officers........................................7
          Compensation of Non-Employee Directors.................................7
          Board of Directors Meetings............................................7
          Committees of the Board of Directors...................................7
          Compensation of Executive Officer .....................................8
          Employment Agreements..................................................9
          Compliance with Section 16(a) of the Securities Exchange Act of 1934...9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................10
          Conversion of Outstanding Indebtness..................................10
          Private Placement of Common Stock.....................................10
          Convertible Debt......................................................11
          Indemnification of Directors and Officers.............................11
          Transaction Review....................................................12

INDEPENDENT PUBLIC ACCOUNTANTS..................................................12

VOTING PROCEDURES...............................................................12

2002 ANNUAL MEETING OF STOCKHOLDERS.............................................13

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING...............................13

OTHER BUSINESS..................................................................13

EXHIBIT "A": CHARTER OF THE AUDIT COMMITTEE OF VENDINGDATA CORPORATION..........16

EXHIBIT "B": REPORT OF THE AUDIT COMMITTEE OF VENDINGDATA CORPORATION...........21

                             VENDINGDATA CORPORATION
                               6830 Spencer Street
                             Las Vegas, Nevada 89119

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the stockholders of VendingData Corporation (formerly Casinovations Incorporated and CVI Technology, Inc.) (the "Company") in connection with the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the principal offices of the Company at 6830 Spencer Street, Las Vegas, Nevada 89119, on Friday, December 21, 2001 at 10:00 a.m. local time, and any adjournments thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders.

         THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about November 30, 2001. The expenses of the solicitation are to be borne by the Company.

         Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Stacie L. Brown, Secretary, at the Company's principal address before the Annual Meeting, by delivering to the Company a duly executed proxy bearing a later date, by notifying the Company at the Annual Meeting prior to the commencement of the Annual Meeting, or by voting in person by ballot at the Annual Meeting after notifying the inspectors of election of the stockholder's intention to do so prior to the commencement of the Annual Meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the Annual Meeting, or any adjournment thereof.

         None of the proposals to be voted on at the Annual Meeting create a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

VOTING SECURITIES

         The close of business on November 20, 2001, has been fixed by the Board of Directors of the Company (the "Board of Directors") as the record date for determination of stockholders entitled to vote at the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of common stock, par value $.001, of the Company ("Common Stock"), with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation.

         The number of outstanding shares of Common Stock at the close of business on November 19, 2001, was 38,129,072 shares. The stockholders do not possess the right to cumulate their votes for election of directors.

         The following is a list of the beneficial stock ownership as of November 19, 2001, of (1) all persons who beneficially owned more than 5% of the outstanding Common Stock, (2) all directors, (3) all executive officers named in the Summary Compensation Table (see page 8) and (4) all officers and directors as a group at the close of business on November 19, 2001, according to record-ownership listings as of that date, and according to verifications as of November 19, 2001, which the Company solicited and received from each officer and director:

                                                         Title of Amount and Nature of    Percent of
Class             Beneficial Owner                        Beneficial Ownership(1),(2)      Class(2)
-----             ----------------                        --------------------             -----

Common        Steven J. Blad                                   1,056,316(3)                 2.7%
              6830 Spencer Street
              Las Vegas, Nevada 89119

Common        James E. Crabbe                                 28,811,493(4)                73.5%
              121 S.W. Morrison, Suite 1400
              Portland, Oregon 97204

Common        Eric S. Huson                                    2,518,024.5(5)               6.6%
              668 Stone Pine Drive
              Bend, OR 97701

Common        Richard S. Huson Marital Trust                   4,860,319(6)                12.7%
              U/T/A dated 09/04/98
              121 S.W. Morrison, Suite 1400
              Portland, Oregon 97204

Common        Ronald O. Keil                                     625,116(7)                 1.6%
              2904 N.E. Burton, Suite A
              Vancouver, Washington 98662

Common        Bob L. Smith                                     1,872,633(8)                 4.9%
              280 Liberty Street, S.E., Suite 300
              Salem, Oregon 97301

Common        All executive officers, directors and           30,021,339.5(9)              74.5%
              director designees as a group (5 persons)

---------------------------
(1)Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
(2)Includes shares issuable upon the exercise of options and warrants exercisable within 60 days of the stated date.
(3)Includes 175,100 shares issued to Mr. Blad directly, 1,216 shares issued to the spouse of Mr. Blad, options to purchase 825,000 shares granted by the Company and options to purchase 55,000 shares from the Richard S. Huson Marital Trust U/T/A dated 09/04/98 (the "Huson Marital Trust"), the resulting trust of the Richard S. Huson Revocable Trust U/T/A dated 09/04/98 (the "Huson Revocable Trust").
(4)Includes 22,870,328 shares held by the James E. Crabbe Revocable Trust, 250,000 shares issuable upon the exercise of certain Warrants, 826,922 shares issuable upon the conversion of debt, options to purchase 2,000 shares granted by the Company, 97,116 shares of common stock held by the Richard S. Huson GST Exempt Trust U/T/A dated 09/04/98 for which Mr. Crabbe holds the voting power, and 4,765,127 shares of common stock held by the Huson Marital Trust for which Mr. Crabbe holds voting power.
(5)Includes 70,000 shares issued to Tower Rock Partners, LLC, an entity in which Mr. Huson owns an interest, 2,382,563.5 shares issued to the Huson Marital Trust, a trust for which Mr. Huson is a beneficiary, 25,000 shares issuable upon the exercise of certain Warrants, 38,461 shares issuable upon the conversion of debt, and options to purchase 2,000 shares granted by the Company. As a result of the power of attorney granted to James E. Crabbe, 2,382,563.5 shares are voted by Mr. Crabbe, and are, therefore, included in the beneficial ownership of each of James E. Crabbe, the Huson Marital Trust, and Eric Huson.
(6)Includes 4,765,127 shares of common stock issued directly to the Huson Marital Trust, 37,500 shares issuable upon the exercise of certain Warrants, and 57,692 shares issuable upon the conversion of debt. As a result of the power of attorney granted to James E. Crabbe, 4,765,127 shares are voted by Mr. Crabbe, and are, therefore, included in the beneficial ownership of both the Huson Marital Trust and Mr. Crabbe. In addition, 2,382,563.5 shares issued to the Huson Marital Trust are also included in the beneficial ownership of Eric Huson, as he is a co-beneficiary of the Huson Marital Trust.
(7)Includes 567,786 shares held directly by Ronald O. Keil, 28,330 shares held by Mr. Keil's spouse, 25,000 shares issuable upon the exercise of certain Warrants, and options to purchase 4,000 shares granted by the Company.
(8)Includes 767,545 shares held directly by Mr. Smith, 995,088 shares held by VIP's Industries, Inc. ("VIP's"), an entity controlled by Mr. Smith, 1,000 shares held jointly by Mr. Smith and his daughter, 50,000 shares issuable upon the exercise of certain Warrants held by VIP's, options to purchase 55,000 shares from the Huson Marital Trust, the resulting trust of the Huson Revocable Trust, and options to purchase 4,000 shares granted by the Company.
(9)Includes 350,000 shares issuable upon the exercise of Warrants, 947,000 shares issuable upon the exercise of stock options, 865,383 shares issuable upon the conversion of debt, and 27,858,956.5 shares issued directly.

ELECTION OF DIRECTORS

         Following the Annual Meeting of Stockholders, the Board of Directors will consist of five persons. The Bylaws of the Company provide for a Board of Directors consisting of one to ten persons who are elected generally for a term of one year. Directors are to serve until their successors are elected and have qualified.

         If the enclosed proxy is duly executed and received in time for the Annual Meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees Steven J. Blad and Ronald
O. Keil for terms of office expiring in 2002. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve. Any vacancies on the Board of Directors which occur during the year will be filled, if at all, by the Board of Directors through an appointment of an individual to serve only until the next Annual Meeting.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN
                 FAVOR OF THE ELECTION OF MESSRS. STEVEN J. BLAD
                  AND RONALD O. KEIL TO THE BOARD OF DIRECTORS.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

         The following information is furnished with respect to each member of the Board of Directors and the Company's executive officers who are not directors. There are no family relationships between or among any directors or executive officers of the Company.

DIRECTORS

         NAME               AGE      SINCE     POSITION
         ----               ---      -----     --------
         Steven J. Blad     50       1998      Chief Executive Officer,
                                               President, Treasurer and Director
         James E. Crabbe    56       2000      Chairman of the Board
         Eric S. Huson      31       2000      Director
         Ronald O. Keil     69       1998      Director
         Bob L. Smith       63       1998      Vice-Chairman of the Board

         STEVEN J. BLAD. Mr. Blad was President and Chief Executive Officer of Flagship Games International from 1987 to July 1991. From July 1991 to September 1994, Mr. Blad was a consultant for Marketing and Gaming in Atlanta, Georgia. >From October 1994 to September 1996, Mr. Blad was a consultant for Spintek Gaming Technologies. Mr. Blad joined the Company in October 1996 as Vice President of Sales and Marketing until April 30, 1997, when he was named President of the Company. Mr. Blad served in that position until May 27, 1998, when he became Chief Executive Officer, President and Director of the Company. Mr. Blad received a Bachelor of Arts degree in 1973 from Carson Newman. He obtained a Masters of Arts degree in 1975 from Southern Baptist Graduate School. >From 1975 to 1976, Mr. Blad attended additional graduate studies at the University of Alabama.

         JAMES E. CRABBE. Mr. Crabbe became a member and Vice-Chairman of the Board of Directors on May 25, 2000, and on August 16, 2001, was elected Chairman of the Board of Directors. From 1980 to November, 2000, when he retired, Mr. Crabbe was the President of The Crabbe Huson Group, Inc., an investment management company, in Portland, Oregon. Mr. Crabbe was granted a Series 63 Securities Dealer License in 1989 and earned a Bachelor of Science degree from the University of Oregon in 1967.

         ERIC S. HUSON. Mr. Huson became a member of the Board of Directors on May 25, 2000. From May, 1999, to July, 2000, Mr. Huson was an Equities Researcher employed with Despain and Coby LLC. Prior to working at Despain and Coby LLC, Mr. Huson was Operations Manager at Rendova Boats LLC. Mr. Huson has a Bachelor of Arts degree in History from Linfield College.

         RONALD 0. Keil. Mr. Keil has been a member of the Board of Directors since October 1998. Since July 1990, Mr. Keil and his son, Rick, own and operate two supermarkets located in San Diego, California. From March 1995 to June 1998, Mr. Keil was Managing Partner of RJL Properties, Inc. that owned and operated four hotels and a mini-storage facility. In addition, from October 1993 to January 1998, Mr. Keil owned a 142-room Holiday Inn located in Idaho Falls, Idaho. From August 1987 to May 1997, Mr. Keil served as Chairman of the Board of Directors of Veragon Corporation, now known as Drypers Corporation, a diaper manufacturing company. From January 1960 to March 1985, Mr. Keil owned and operated Keil's Food Stores, a regional chain of supermarkets located in Washington and Oregon. Mr. Keil is a founder and director of the Bank of Clark County, Oregon. Mr. Keil earned a Bachelor of Science degree in Business Administration from Lewis and Clark College and has completed graduate work towards an MBA from the University of Oregon.

         BOB L. SMITH. Mr. Smith has been a member of the Board of Directors since May 1998 and was Chairman of the Board from April 29, 1999 until August 16, 2001. Mr. Smith also serves as Chairman of the Board of Directors and Chief Executive Officer of VIP's Industries, Inc., a company co-founded by Mr. Smith in 1968 that oversees restaurant, hotel and real estate development in five Western states. In 1966, he started the Bob L. Smith Real Estate Company, concentrating on real estate and development in Oregon, Washington and Northern California. From 1962 through 1965, Mr. Smith was Real Estate Analyst and Marketing Supervisor with the American Oil Company. Mr. Smith currently serves on the Board of Directors of Centennial Bank, Regency of Oregon (formerly Blue Cross and Blue Shield of Oregon), The Crabbe-Huson Funds, Inc., an investment management company of which Director James E. Crabbe is President, and Flying J. Inc., an integrated oil company. Mr. Smith received a Bachelor of Science degree in Business Administration from the University of Oregon in 1962.

NON-DIRECTOR EXECUTIVE OFFICERS

         STACIE L. BROWN. Ms. Brown joined the Company in July 1999 as Corporate Counsel. Previously, she was in private practice with Dickerson, Dickerson, Consul & Pocker in Las Vegas, Nevada, from 1995-1999. Ms. Brown was admitted to the State Bar of Nevada in 1995, and to the District of Columbia Bar in 1998. Ms. Brown is admitted to practice before the U.S. District Court, District of Nevada, the U.S. Courts of Appeal for the Ninth and District of Columbia Circuits and the United States Supreme Court. Ms. Brown earned her juris doctor from the University of Michigan School of Law in 1995 and received a Bachelor of Arts degree in 1992 from Ball State University with a triple major in French, Political Science and Telecommunications.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

         Directors' fees were $500 per quarter/meeting for 2000 and 2001 and are paid to directors who are not employees of the Company. All expenses for meeting attendance or out of pocket expenses connected directly with their representation on the Board of Directors will be reimbursed by the Company. Directors who are employees of the Company or its subsidiaries do not receive compensation for their services as directors.

BOARD OF DIRECTORS MEETINGS

         The Board of Directors generally meets quarterly, and in the twelve months ended December 31, 2000, the Board of Directors held three meetings. All directors attended at least 75% of the meetings held.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has two standing committees, the Executive Committee, which performs the functions of a compensation committee, and the Audit Committee. The Board of Directors appointed Bob Smith, James Crabbe and Steven Blad to serve on the Executive Committee. One function of the Executive Committee is to review and make recommendations to the Board of Directors with respect to the compensation of the Company's executive officers. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors and attached as Exhibit "A". The Audit Committee currently consists of its Chairman, Ronald O. Keil, and Eric S. Huson, a member, each of whom are independent as defined in NASD Marketplace Rule 4200(a)(14). The purpose of the Audit Committee is to review the internal controls and financial reporting of the Company. The Executive Committee and the Audit Committee generally meet quarterly. During the twelve months ended December 31, 2000, the Audit Committee and the Executive Committee each held one meeting. The members of the Executive Committee and the Audit Committee attended at least 75% of the meetings held. A copy of the Report of the Audit Committee is attached as Exhibit "B".

COMPENSATION OF EXECUTIVE OFFICER

         The following tables set forth compensation received by Steven J. Blad, the Company's Chief Executive Officer, the only executive officer of the Company whose total compensation for the year ended December 31, 2000, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by or paid to, the Company's chief executive officer for services rendered in all capacities during its fiscal years ended December 31, 2000, 1999, and 1998.

                                       Annual Compensation                     Long Term Compensation
                            ----------------------------------------  ----------------------------------------
                                                                                  Awards              Payouts
                                                                      -----------------------------  ---------
                                                             Other                    Securities                   All
Name and Principal                     Salary      Bonus     Annual    Restricted       Under-         LTIP       Other
Position                      Year        $          $      Compen-      Stock           Lying        Payouts    Compen-
                                                            sation      Award(s)    Options/SARs #       $       sation
                                                               $           $                                       $(1)
--------------------------  -------  ----------  --------  ---------  ------------  ---------------  ---------  -----------
Steven J. Blad,               2000     282,000      -0-       -0-         -0-           100,000         -0-        -0-
Chief Executive Officer,      1999     218,363      -0-       -0-         -0-             600           -0-        -0-
President, Treasurer and      1998     102,520      -0-       -0-        10,000         200,000         -0-      91,500(2)
Director

         (1)The Company provides certain perquisites and other personal benefits to some or all of the executives. The un-reimbursed incremental cost to the Company of providing perquisites and other personal benefits did not exceed, as to any of the executives for any year, the lesser of $50,000 or 10% of the total salary and bonus paid to such executive for such year.
         (2)Represents the compensation received by Gametek, an entity controlled by Steven J. Blad, in the fiscal years ended December 31, 1998. Gametek provided sales, marketing and management consulting services to the Company and received $91,500 in 1998.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding grants of stock options and stock appreciation rights during the fiscal year ended December 31, 2000, made to the named executive officer.

                   Individual Grants
                   ---------------------------------------------------------------------------------------
Name               Number of Securities         Percent of Total          Exercise or    Expiration Date
                   Underlying Options/      Options/SARs Granted to       Base Price
                   SARs Granted            Employees in Fiscal Year(1)     ($/Share)
-----------------  --------------------  ------------------------------  -------------  ------------------
Steven J. Blad          100,000                     59%                     $2.50         January 1, 2005

         (1)For the year ended December 31, 2000, the Company granted to employees options to purchase an aggregate of 169,500 shares of Common Stock.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                               NUMBER OF            VALUE OF
                                               SECURITIES         UNEXERCISED
                                               UNDERLYING         IN-THE-MONEY
                   SHARES                     UNEXERCISED        OPTIONS/SARS AT
                ACQUIRED ON      VALUE       OPTIONS/SARS AT      FISCAL YEAR
NAME            EXERCISE (#)  REALIZED ($)  FISCAL YEAR END ($)   END ($) (1)
--------------  ------------  ------------  -------------------  ---------------
Steven J. Blad       0                 0        100,000                  0

(1) Value based upon $.35 per share, the price at which the Company has most recently sold its Common Stock.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         As none of the Company's named executive officers received any stock options under a long-term incentive plan during the fiscal year ended December 31, 2000, a table reflecting the same has been intentionally omitted.

EMPLOYMENT AGREEMENTS

         On August 10, 1999, the Company entered into an employment agreement with Steven J. Blad, the Company's President and Chief Executive Officer. The new employment agreement became effective as of January 1, 2000, and is for a term of three years. Pursuant to the new employment agreement, Mr. Blad shall receive a monthly base salary of $23,500.00 and 400,000 stock option rights with an exercise price of $2.50 per share. With respect to the vesting of the options, 100,000 stock options vested as of the effective date of the new employment agreement, and 100,000 stock options vested as of January 31, 2001, with the balance to vest over a three-year period thereafter as long as Mr. Blad remains employed as the Company's President and Chief Executive Officer and satisfies certain performance goals to be established by the Company's Board of Directors. As with the prior employment agreement with Mr. Blad, the new employment agreement contains provisions with respect to confidentiality and non-competition.

         On November 20, 2001, Mr. Blad's employment agreement was extended through December 31, 2004, and, in connection with this extension, the Company granted Mr. Blad 2,000,000 stock option rights with an exercise price of $.35 per share. With respect to the vesting of these options, 670,000 stock options vested as of November 20, 2001, with the balance to vest over a two-year period.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2000, all Reporting Persons complied with all applicable filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In August 1999, the Company entered into a new employment agreement with Steven J. Blad effective January 1, 2000, and on November 20, 2001, this agreement was extended through December 31, 2004. The agreement provides for monthly compensation of $23,500, which may be renegotiated. Pursuant to the agreement, 100,000 options (exercisable at a price of $2.50 per share) were granted upon the effective date of the agreement. The Company recorded compensation expense related to the options granted for the excess of fair value of the underlying common stock at a grant date ($2.60 per share) over the exercise price of $2.50 per share for each grant. The agreement also provides for the granting of 100,000 options ($2.50 per share) for each year (2000, 2001, 2002) based upon the Company meeting its goals provided by the Board of Directors, and effective January 31, 2001, Mr. Blad had been granted a total of 200,000 options ($2.50 per share) pursuant to the agreement.

         In connection with the November 20, 2001, extension of Mr. Blad's employment agreement, the Company granted Mr. Blad 2,000,000 stock option rights with an exercise price of $.35 per share. With respect to the vesting of these options, 670,000 stock options vested as of November 20, 2001, with the balance to vest over a two-year period.

         During the year ended December 31, 1999, Richard S. Huson, former Chairman of the Board and controlling stockholder of the Company, made loans to the Company for working capital purposes. The balances payable by the Company aggregated $261,194 at December 31, 2000. The Company executed a replacement promissory note representing the aggregate amount of advances made by Mr. Huson where the outstanding principal and interest is to be repaid at an interest rate of 9.5% per annum in monthly installments of $10,791 beginning July 1, 1999.

         Advances to the Company from shareholders and Board members during 2000 amounted to $1,450,000 in the form of long term notes with interest rates of 9% or 9.5%.

CONVERSION OF OUTSTANDING INDEBTNESS

         In May 1999, the Company and the Richard S. Huson Revocable Trust U/T/A dated 09/04/98 (the "Huson Trust"), of which Richard S. Huson, a former director and principal stockholder of the Company, was co-trustee, entered into a subscription agreement whereby the Huson Trust agreed to convert a certain portion of indebtedness owed by the Company to the Huson Trust in exchange for shares of common stock at a conversion rate of $2.60 per share. Pursuant to the terms of the subscription agreement, the Huson Trust converted $999,999 of outstanding indebtedness into 384,615 shares of common stock and received a replacement promissory note for the balance of the outstanding indebtedness.

PRIVATE PLACEMENT OF COMMON STOCK

         In May 1999, the Company entered into a subscription agreement with James E. Crabbe whereby he agreed to purchase 2,000,000 shares of the Company's common stock for $2.60 per share for an aggregate subscription amount of $5,200,000. Pursuant to the terms of the subscription agreement, the stockholder delivered $1,300,000 upon execution of the subscription agreement and agreed to pay the balance of $3,900,000, in no more than three equal installments of not less than $1,300,000 by July 10, 1999. The Company received the payment of the balance of $3,900,000 prior to July 10, 1999. The Company used the proceeds from this private placement for general working capital purposes.

         On September 22, 1999, the Company entered into subscription agreements with certain stockholders of the Company whereby the stockholders agreed to purchase 1,000,000 shares of the Company's common stock for $2.60 per share for an aggregate subscription amount of $2,600,000. Of the 1,000,000 shares purchased, these directors of the Company purchased an aggregate of 140,000 shares, and Mr. Crabbe's trust purchased 860,000 shares. The Company used the proceeds from the private placement for working capital purposes.

         For the 12 months ending December 31, 2000, the Company received proceeds of $1,700,000, from members of the Board, a current shareholder and an individual. The terms of the notes range from 9% to 10.5%. The notes also range from 16 months to 22 months in term.

CONVERTIBLE DEBT

         On May 25, 2000, the Board authorized a private placement of $2.2 million of convertible notes. The convertible notes accrue interest at 9.5% per annum, mature two years from the date of issuance (where the holder has the discretion to extend maturity date for up to three one-year periods) and are convertible into shares of the Company's common stock one year after issuance at a rate of $2.60 per share. The $2.2 million of convertible notes are convertible into a maximum of 846,153 shares of the Company's common stock. In addition, for each convertible note of $50,000, the Company issued a warrant to purchase 12,500 shares of the Company's common stock with an exercise price of $2.60.

         With the approval of the Board, certain members of the Board and a controlling stockholder, the Huson Trust, participated in the Company's private placement of convertible notes. The following table summarizes the purchases of convertible notes by members of the Board and certain stockholders.

         NAME              AMOUNT     WARRANTS        MATURITY         CONVERTIBILITY
-----------------------  -----------  ---------  ------------------  ------------------
The James E. Crabbe      $1,000,000    250,000      May 30, 2002        May 30, 2001
    Revocable Trust
VIP's Industries, Inc.     $200,000     50,000      May 31, 2002        May 31, 2001
Eric Huson                 $100,000     25,000      June 1, 2002        June 1, 2001
The Huson Trust            $150,000     37,500      June 9, 2002        June 9, 2001
Ronald O. Keil             $100,000     25,000   September 28, 2002  September 28, 2001
-----------------------  -----------  ---------
            TOTAL        $1,550,000    387,500

         The $200,000 in convertible notes purchased by and the warrants to purchase 50,000 shares of the Company's common stock issued to VIP's Industries, Inc., an entity controlled by the Chairman of the Board, were in exchange for the cancellation of a prior convertible note dated March 22, 2000 in the original principal amount of $200,000.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The Company shall indemnify to the fullest extent permitted by, and in the manner permissible under the laws of the State of Nevada, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such individual is or was a director or officer of the Company, or served any other enterprise as director, officer or employee at the request of the Company. The Board of Directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was an employee of the Company.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act'") may be permitted to directors, officers and controlling persons of the Company, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceedings) is asserted by such director, officer, or controlling person in connection with any securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

          Further, the Company has obtained Directors and Officers Insurance. Pursuant to the policy with Great American Insurance Company, the coverage includes Company reimbursement and sections action claims entity coverage. The coverage has a $3,000,000 aggregate limit of liability in each policy year (inclusive of defense costs).

TRANSACTION REVIEW

          The Company has adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Company's Board of Directors. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of the Company or a committee thereof which approves such transactions. If there are no disinterested directors, the Company shall obtain a majority vote of the stockholders approving the transaction.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent accountants are James E. Scheifley & Associates, P.C. James E. Scheifley & Associates, P.C. has audited the Company's financial statements since its inception. The Company does not presently expect a representative of the independent auditors to be present at the meeting of stockholders. The Board of Directors has not yet selected an auditor for the year ended December 31, 2001.

VOTING PROCEDURES

         With respect to the election of nominees to the Board of Directors, a majority of a quorum of stockholders present in person or represented by proxy voting "FOR" the election of said nominees is sufficient to approve the matters being voted on at the meeting. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" the election of the nominees to the Board of Directors.

         The Company will appoint two inspectors of election to: (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; (ii) receive votes, ballots, or consents; (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote; (iv) count and tabulate all votes or consents; (v) determine when the polls shall close; (vi) determine the results; and (vii) perform any other act which may be proper to conduct the election or vote with fairness to all stockholders.

2002 ANNUAL MEETING OF STOCKHOLDERS

          The next Annual Meeting of Stockholders will be held in or about May 2002.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         The Annual Meeting of Stockholders in 2002 will be held in or about May 2002. Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2002 pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than January 7, 2002, to be considered for inclusion in the Company's proxy materials for that meeting. The proposal must be mailed to the Company's principal executive offices at 6830 Spencer Street, Las Vegas, NV 89119, Attention: Secretary.

OTHER BUSINESS

         The Board of Directors does not know of any other business which will be presented for action by the stockholders at this Annual Meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the Annual Meeting, the members of the proxy committee named in the enclosed proxy intend to take such action as will be in harmony with the policies of the Board of Directors of the Company, and in that regard will use their discretion and vote all proxies in accordance with their judgment.

         The Company's 2000 Report to Stockholders, including financial statements at and for the periods ended December 31, 2000, was mailed to all stockholders on June 22, 2001. These proxy materials are being mailed to all stockholders of the Company as of November 20, 2001.

                                            By order of the Board of Directors,

                                            /s/ Stacie L. Brown
                                            -----------------------------------
                                            Stacie L. Brown
                                            Secretary

Dated: November 30, 2001

THE COMPANY'S ANNUAL REPORT ON SEC FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE 12 MONTHS ENDED DECEMBER 31, 2000, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-KSB, WRITTEN REQUEST MUST BE MADE TO THE COMPANY, AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT SUCH PERSON WAS A BENEFICIAL OWNER OF THE COMPANY'S SECURITIES AS OF NOVEMBER 20, 2001.

REQUESTS SHOULD BE ADDRESSED TO:

                           VendingData Corporation
                           Attention: Stacie L. Brown, Secretary
                           6830 Spencer Street
                           Las Vegas, Nevada 89119

                             VENDINGDATA CORPORATION

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 21, 2001
                       SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned stockholder of VendingData Corporation hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Informational Statement to Stockholders in connection with the Annual Meeting of Stockholders to be held at the principal offices of VendingData Corporation, 6830 Spencer Street, Las Vegas, Nevada 89119, on Friday, December 21, 2001 at 10:00 o'clock in the morning, local time, and hereby appoints Steven J. Blad and James E. Crabbe, and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said Annual Meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

(1) Election of Directors:                       FOR                   WITHHELD
             STEVEN J. BLAD

                                                 FOR                   WITHHELD
             RONALD O. KEIL


(2) In their discretion, upon such other matters as may properly come before the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED, AND IN THE DISCRETION OF THE PROXIES, ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                  Date: ________________________________, 2001

  Signature(s)
                  -------------------------------------------

                  -------------------------------------------

                  -------------------------------------------

                NOTE: PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS.
                      -----------------------------------------------

Date the Proxy in the space provided. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

                                    EXHIBIT A

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                       OF
                             VENDINGDATA CORPORATION
                      AS ADOPTED BY THE AUDIT COMMITTEE ON
                                DECEMBER 9, 1999
                                       AND
                               AS APPROVED BY THE
                              BOARD OF DIRECTORS ON
                                DECEMBER 9, 1999
                                       AND
                     AS AMENDED BY THE BOARD OF DIRECTORS ON
                                  MAY 25, 2000
                                       AND
                     AS AMENDED BY THE BOARD OF DIRECTORS ON
                                SEPTEMBER 6, 2000


I.       Mission Statement

         It is the mission of the Audit Committee (the "Committee") of VendingData Corporation (the "Company") to assist the Board of Directors in fulfilling its oversight responsibilities. The Committee shall monitor the Company's systems of internal controls and its audit and financial reporting processes, as well as the processes for monitoring the Company's compliance with laws and regulations.

         In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, and the auditors. In order to effectively perform the duties of a Committee member, each member of the Committee will obtain an understanding of the responsibilities of Committee membership, as well as the Company's business, operations, and risks.

II.      ORGANIZATION

         The Board of Directors shall select the members of the Committee, which shall be comprised of two (2) or three (3) outside directors who are independent of the Company's management and who are financially literate or who shall become financially literate within a reasonable period of time after being appointed to the Committee. At least one member of the Committee shall have accounting or related financial management expertise. The members of the Committee shall appoint a Committee Chairperson (the "Chairperson").


III.     MEETINGS

         The Committee shall meet regularly to discuss financial information on a timely basis. The number and length of the Committee's meetings shall be determined after consideration of the Committee's objectives.

IV.       REPORTING RESPONSIBILITIES

         The Committee shall regularly update the Board of Directors on Committee activities and shall make appropriate recommendations to the Board of Directors.

V.       ROLES AND GENERAL RESPONSIBILITIES

         The Committee shall undertake the following roles and general responsibilities:

         1.       Internal Controls

                  The Committee shall:

                  1.       Communicate the importance of internal controls;

                  2. Measure and continually monitor the effectiveness of the Company's financial and operating controls;

                  3. Evaluate the extent to which auditors review computer systems and applications, the security thereof, and the contingency plan which would become effective in the event of a system breakdown;

                  4. Assess the extent to which management has implemented auditors' recommendations; and

                  5. Foster positive communication among the auditors, the Committee and management.

         B.       FINANCIAL REPORTING

                  The Committee shall:

                  1. Inquire about significant risks and exposures and plans to minimize the same;

                  2. Review annual and interim financial statements and determine their completeness and consistency with known financial information;

                  3. Assess whether financial statements reflect generally accepted accounting principles;

                  4. Meet with management and auditors to review the financial statements and the results of the audit;

                  5. Review the Management Discussion and Analysis and other sections of the annual report before its release to ensure the information set forth therein is adequate and consistent with the Committee's knowledge of the Company and its operations;

                  6. Be briefed on the methods by which management develops and summarizes quarterly financial information;

                  7. Gather information as to whether actual financial results varied significantly from projections;

                  8. Gain insight as to whether differences in financial ratios and relationships are consistent with the Company's operations and financing practices;

                  9. Ensure that generally accepted accounting principles are consistently applied;

                  10. Consider any actual or proposed changes in financial or reporting practices;

                  11. Verify that interim financial statements contain adequate and appropriate disclosures; and

                  12. Ensure that auditors communicate specific matters to the Committee.

         C.       COMPLIANCE WITH LAWS AND REGULATIONS

                  The Committee shall:

                  1. Review the results of management's investigation regarding any fraudulent acts or accounting irregularities;

                  2. Be satisfied that all regulatory matters have been considered in the preparation of the Company's financial statements; and

                  3. Review the findings of any examinations by regulatory agencies such as the United States Securities and Exchange Commission.

         D.       AUDITS

                  The Committee shall:

                  1.       Review the proposed scope and approach of all audits;

                  2. Review the performance of the auditors and recommend to the Board of Directors the appointment or discharge of external auditors; and

                  3. Consider and confirm the independence of the external auditors in accordance with professional standards.

         E.       MISCELLANEOUS

                  The Committee shall:

                  1. Meet privately, at the Committee's discretion, with auditors and/or management to discuss particular matters;

                  2. Ensure that the findings and recommendations of the auditors are received and discussed on a timely basis;

                  3. Review, with the Company's counsel, any legal matters which could significantly impact the Company's financial statements;

                  4. Perform oversight functions as requested by the Board of Directors; and

                  5. Review and update the Committee's Charter and obtain approval of such amendments from the Board of Directors.

                                    EXHIBIT B

                             VENDINGDATA CORPORATION

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of VendingData Corporation (the "Company") has reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Company's independent auditor, James E. Scheifley & Associates, P.C. ("Scheifley & Associates"), the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Scheifley & Associates required by Independence Standards Board Standard No. 1.

         This report has been approved by all of the members of the Audit Committee, each of whom has been determined to be independent pursuant to NASD Marketplace Rule 4200(a) (14).



                               /s/ Ronald O. Keil
                               ---------------------------------
                               Ronald O. Keil

                               /s/ Eric S. Huson
                               ---------------------------------
                               Eric S. Huson
                               MEMBERS OF THE AUDIT COMMITTEE


November 29, 2001

                                       22